EXHIBIT 32.1


                  CERTIFICATION OF CO-CHIEF EXECUTIVE OFFICER
                      PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


    Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), I, Michael
R. Mulcahy, President and Co-Chief Executive Officer of Trans-Lux Corporation, do hereby certify, to the best of my knowledge that:

    (1) The Registrant's Quarterly Report on Form 10-Q for the quarter ended March 31, 2005 being filed with the Securities and Exchange Commission (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

    (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

    This Certification accompanies this Form 10-Q as an exhibit, but shall not be deemed as having been filed for purposes of Section 18 of the Securities Exchange Act of 1934 or as a separate disclosure document of the Registrant or the certifying officer.



                                       /s/ Michael R. Mulcahy
                                       ----------------------------------------
Date:  May 13, 2005                    Michael R. Mulcahy
                                       President and Co-Chief Executive Officer